UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant ☑

Filed by Party other than Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

interclick, inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $_____ per share as determined under Rule 0-11 under the Exchange Act.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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interclick, inc.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
JUNE 23, 2011

PROXY

The undersigned shareholder hereby appoints Michael Katz and Roger Clark, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present to vote the interclick, inc. common stock of the undersigned at the 2011 Annual Meeting of Shareholders to be held at 11 West 19th Street, 10th Floor, New York, NY 10011 on June 23, 2011 at 10:00 A.M., and any postponement(s) or adjournment(s) of such meeting, and in their discretion upon any other business that may properly come before the meeting (and any such postponement(s) or adjournment(s)).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

 TO VOTE BY MAIL, PLEASE DETACH HERE

YOUR VOTE IS IMPORTANT!

You can vote in one of two ways:

1. Vote by Internet at our Internet Address: http://www.proxyvoting.com/iclk

Or

2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

Please mark vote as indicated in this example X Date: , 2011 Signature (Please sign exactly as your name appears to the left) Additional Signature (if held jointly) Title of Authority IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND PROPOSALS 2 AND 3 1. To elect members to our Board of Directors. Michael Brauser Barry Honig Brett Cravatt Michael Katz Michael Mathews FOR WITHHOLD AUTHORITY FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 5TO VOTE BY MAIL, PLEASE DETACH HERE5 VOTE BY INTERNET QUICK IMMEDIATE Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET: THE WEB ADDRESS IS http://www.proxyvoting.com/iclk IF YOU VOTE BY INTERNET—DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING. CONTROL NUMBER for Internet Voting